SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                            ____________________

                                 FORM 8-K


                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                            ____________________

                               June 16, 1997
             (Date of Report (Date of Earliest Event Reported))

                           CHATEAU COMMUNITIES, INC.
           (Exact Name of Registrant as Specified in Its Charter)


      Maryland                      001-12496               38-3132038
(State or Other Jurisdiction      (Commission             (IRS Employer
   of Incorporation)               File Number)       Identification Number)


6430 So. Quebec Street, Englewood, Colorado                     80111
(Address of Principal Executive Offices)                      (Zip Code)


                                (303) 741-3707
                (Registrant's Telephone Number, Including Area Code)

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Item 5.      Other Events

     The purpose of the filing of this current report on Form 8-K by Chateau Communities, Inc. (the "Company") is to include certain additional exhibits to the Company's Registration Statement on Form S-3 (No. 333-28703) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the possible offer and sale from time to time of up to 5,271,941 shares of common stock, par value $.01 per share, by certain stockholders of the Company. The Exhibit numbers and Exhibits set forth below correspond to the Exhibit numbers and Exhibits included in the Registration Statement.


Item 7.      Exhibits.

Exhibit No.          Description of Document
-----------          -----------------------

5.1                  Opinion of Rogers & Wells

5.2                  Opinion of Piper & Marbury L.L.P.

8                    Opinion of Rogers & Wells Regarding Tax Matters

23.1                 Consent of Rogers & Wells (included as part of
                       Exhibit 5.1)

23.2 Consent of Piper & Marbury L.L.P. (included as part of Exhibit 5.2)

23.3                 Consent of Coopers & Lybrand L.L.P.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 1997               CHATEAU COMMUNITIES, INC.



                                   By:  /s/Tamara D. Fischer
                                      -----------------------------
                                      Tamara D. Fischer
                                      Chief Financial Officer

                                                        EXHIBIT 5.1




                                                       June 16, 1997




Chateau Communities, Inc.
6430 South Quebec Street
Englewood, Colorado 80111

Ladies and Gentlemen:

          We have acted as special counsel to Chateau Communities, Inc., a Maryland corporation (the "Company"), in connection with the preparation and filing of the Company's Registration Statement on Form S-3 (No. 333-28703) (as the same may be amended or supplemented from time to time, the "Registration Statement") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), covering the possible offer and sale from time to time of up to 5,271,941 shares of common stock, par value $.01 per share (the "Shares"), by certain stockholders of the Company. Of the Shares, 3,098,800 Shares are currently issued and outstanding (the "Issued Shares"), 2,151,781 Shares are subject to issuance upon the exchange of currently issued and outstanding units of limited partner interest in CP Limited Partnership, a Maryland limited partnership (the "Operating Partnership") in which the Company and its subsidiary serve as general partners (the "OP Shares"), and 21,360 Shares are subject to issuance upon the exercise of options granted pursuant to stock option plans of the Company (the "Option Shares"). The Issued Shares have been issued and the OP Shares and Option Shares are expected to be issued in transactions that are exempt from registration under the Securities Act. This opinion is being provided at your request in connection with the Registration Statement.

          In rendering the opinions expressed herein, we have examined the Registration Statement, the Articles of Incorporation, as amended and supplemented, of the Company, the Amended and Restated By-laws of the Company, the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Partnership Agreement"), and the corporate proceedings of the Company relating to the authorization, offering and issuance of the Shares. As to questions of fact material to this opinion, we have relied on certificates of officers of the Company.

          In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals, the conformity with originals of all documents submitted to us as copies and the absence of any amendments or modifications to those items reviewed by us.

          Based upon the foregoing and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that (i) the Issued Shares have been duly authorized and are validly issued, fully paid and nonassessable, (ii) the OP Shares, upon issuance in accordance with the terms of the Partnership Agreement and the corporate proceedings of the Company to be taken relating to such issuance, will have been duly authorized and will be validly issued, fully paid and non-assessable, and (iii) the Option Shares, upon issuance pursuant to the exercise of options granted and in accordance with the stock option plans of the Company, will have been duly authorized and will be validly issued, fully paid and non-assessable.

          The opinions stated herein are limited to the laws of the United States and the laws of the States of New York and Maryland. To the extent that any opinions stated herein are dependent on the laws of the State of Maryland, we have relied on the opinion of Piper & Marbury L.L.P., dated the date hereof. Our opinion, to the extent based on such reliance, is limited by the qualifications, assumptions and conditions set forth in such opinion in addition to those matters set forth herein.

          We hereby consent to the incorporation of this opinion by reference as an exhibit to the Registration Statement and the reference to this firm under the caption "Legal Matters" in the Registration Statement.

                              Very truly yours,

                              /s/ Rogers & Wells

                              Rogers & Wells

                                                        EXHIBIT 5.2


                                PIPER & MARBURY
                                    L.L.P.
                              CHARLES CENTER SOUTH
                             36 SOUTH CHARLES STREET
                            Baltimore, Maryland 21201-3018      WASHINGTON
                                  410-539-2530                  NEW YORK
                                FAX: 410-539-0489               PHILADELPHIA
                                                                EASTON

June 16, 1997

Chateau Communities, Inc.
6430 South Quebec Street
Englewood, Colorado 80111

Ladies and Gentlemen:

     We have acted as special Maryland counsel to Chateau Communities, Inc., a Maryland corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended (the "Act"), of 5,271,941 shares of Common Stock, par value $0.01 per share, of the Company (the "Shares") pursuant to a Registration Statement of the Company on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission"). The Shares consist of (i) 2,666,231 Shares issued in exchange for limited partnership units of CP Limited Partnership, a Maryland limited partnership (the "OP Units") pursuant to Chateau Securityholder Agreements dated November and December, 1996 (the "CS Letter Agreements"),
(ii) 442,569 Shares issued pursuant to a share issuance program as set forth in the CS Letter Agreements (the "Share Issuance Program"), (iii) 2,141,781 Shares to be issued in exchange for OP Units, and (iv) 21,360 Shares to be issued upon the exercise of stock options granted under (a) the Amended and Restated 1993 Stock Option and Stock Appreciation Rights Plan of ROC Communities, Inc. (the "1993 Plan") assumed by the Company pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of September 17, 1996, as amended by the Amendment thereto, dated as of December 20, 1996, by and among the Company, ROC Communities, Inc. and a wholly-owned subsidiary of the Company and (b) the Company's 1997 Equity Compensation Plan (together with the 1993 Plan, the "Stock Options Plans"). This opinion is being provided at your request in connection with the filing of the Registration Statement.

     In rendering the opinion expressed herein, we have examined the Registration Statement, the Charter and By-Laws of the Company, the proceedings of the Board of Directors of the Company relating to the reservation and issuance of the Shares, Certificates of the Secretary of the Company (the "Certificates"), the Stock Option Plans and such other statutes, certificates, instruments and documents relating to the Company and matters of law as we have deemed necessary to the issuance of this opinion. In such examination, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the aforesaid documents, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as copies (and the authenticity of the originals of such copies), and that all public records reviewed are accurate and complete. As to factual matters, we have relied on the Certificates and have not independently verified the matters stated therein.

    For purposes of the opinions expressed in paragraphs (3) and (4) below, we further assume that:

     (a) The issuance of any Shares in exchange for OP Units or upon the exercise of stock options granted under the Stock Option Plans will be authorized and determined by proper action of the Board of Directors of the Company (each, a "Board Action") in accordance with the Company's Charter and By-Laws and applicable Maryland law, in each case so as not to result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over the Company.

     (b) Prior to the issuance of any Shares in exchange for OP Units or upon the exercise of stock options granted under the Stock Option Plans, there will exist, under the Charter of the Company, the requisite number of authorized but unissued shares of Common Stock.

     (c) Appropriate certificates representing the Shares to be issued in exchange for OP Units or upon the exercise of stock options granted under the Stock Option Plans will be executed and delivered upon the issuance of such Shares and will comply with the Company's Charter and By-Laws and all applicable requirements of Maryland law.

     Based upon the foregoing and having regard for such legal considerations as we deem relevant, we are of the opinion and so advise you that, as of the date hereof:

     1. The Shares issued in exchange for OP Units pursuant to the CS Letter Agreements have been duly authorized and validly issued and are fully paid and non-assessable.

     2. The Shares issued pursuant to the Share Issuance Program have been duly authorized and validly issued and are fully paid and non-assessable.

     3. Upon due authorization by Board Action of an issuance of Shares in exchange for OP Units, and upon issuance and delivery of certificates for such Shares in accordance with the terms and provisions of such Board Action, the Shares represented by such certificates will be duly authorized, validly issued, fully paid and non-assessable.

     4. The Shares to be issued by the Company pursuant to the exercise of stock options granted under the Stock Option Plans have been duly and validly authorized and when issued and delivered as contemplated in accordance with the Stock Option Plans, will be validly issued, fully paid and non-assessable.

     The opinion expressed above is limited to the laws of the State of Maryland, exclusive of the securities or "blue sky" laws of the State of Maryland. The foregoing opinion is rendered as of the date hereof. We assume no obligation to update such opinion to reflect any facts or circumstances which may hereafter come to our attention or changes in the law which may hereafter occur.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder.


     Very truly yours,

     /s/ Piper & Marbury L.L.P.

     Piper & Marbury L.L.P.

                                                        EXHIBIT 8








                                              June 16, 1997



Chateau Properties, Inc.
19500 Hall Road
Clinton Township, MI 48038

     Re: Chateau Properties Inc. - Registration Statement on Form S-3
         ------------------------------------------------------------

Gentlemen:

          You have requested our opinion with respect to certain federal income tax matters in connection with the Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the "Registration Statement") relating to Chateau Properties, Inc., a Maryland corporation (the "Company"). The Company and ROC Communities, Inc., a Maryland corporation of which the Company owns greater than 99% of the stock, are general partners of CP Limited Partnership, a limited partnership organized under Maryland law (the "Operating Partnership"). All capitalized terms used herein have their respective meanings set forth in the Registration Statement unless otherwise stated.

          In rendering the opinion stated below, we have examined and relied, with your consent, upon the following:

     (i)The Registration Statement;

(ii)The Joint Proxy Statement/Prospectus, dated December 24, 1996 (the "Joint Proxy Statement/Prospectus");

     (iii)The Amended and Restated Agreement of Limited Partnership of the Operating Partnership;

(iv)the Agreement of Limited Partnership of CCF, L.P. (the "Financing Partnership");

     (v)Private Letter Ruling 9627017 (April 1, 1996), issued by the Internal Revenue Service ("IRS") to Chateau and the Operating Partnership; and

     (vi)Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

          In our examination of the foregoing documents, we have assumed, with your consent, that (i) all documents reviewed by us are original documents, or true and accurate copies of original documents, and have not been subsequently amended, (ii) the signatures of each original document are genuine, (iii) each party who executed the document had proper authority and capacity, (iv) all representations and statements set forth in such documents are true and correct, (v) all obligations imposed by any such documents on the parties thereto have been or will be performed or satisfied in accordance with their terms and (vi) Chateau, ROC, the Operating Partnership and the Financing Partnership at all times have been and will continue to be organized and operated in accordance with the terms of such documents. We have further assumed, with your consent, the accuracy of the statements and descriptions of Chateau's, ROC's, the Operating Partnership's and the Financing Partnership's intended activities as described in the Registration Statement and the Joint Proxy Statement/Prospectus and that Chateau, ROC, the Operating Partnership and the Financing Partnership have operated and will continue to operate in accordance with the method of operation described in the Form S-3 Registration Statement and the Joint Proxy Statement/Prospectus.

          For purposes of rendering the opinion stated below, we have assumed, with your consent, the accuracy of the representations contained in the Certificate of Representations dated June 16, 1997 provided to us by the Company and the Operating Partnership. These representations generally relate to the classification and operation of the Company and ROC as REITs and to the organization and operation of the Company, ROC and the Operating Partnership. In addition, we have also assumed, with your consent, the accuracy of the representations contained in prior Certificate of Representations provided to us by ROC.

          Based upon and subject to the foregoing, we are of the opinion that commencing with its taxable year ended December 31, 1993, Chateau was organized and has operated in conformity with the requirements for qualification as a REIT within the meaning of the Code and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

          The opinion stated above represents our conclusion as to the application of federal income tax laws existing as of the date of this letter to the filing of the Registration Statement and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming that would modify or supersede our opinion. An opinion of counsel merely represents counsel's judgement with respect to the probable outcome on the merits and is not binding on the IRS or the courts. There can be no assurance that positions contrary to our opinion will not be taken by the IRS, or that a court considering the issues would not hold contrary to such opinion.

          The opinion set forth above represents our conclusion based upon the documents, facts and representations referred to above. Any material amendments to such documents, changes in any significant facts or inaccuracy of such representations could affect the opinions referred to herein. Moreover, the Company's and ROC's qualification and taxation as REITs depend upon the Company's and ROC's ability to meet, through actual annual operating results, requirements under the Code regarding income, assets, distributions and diversity of stock ownership. Because the Company's and ROC's satisfaction of these requirements will depend on future events, no assurance can be given that the actual results of the Company's and ROC's operation for any one taxable year will satisfy the tests necessary to qualify as or be taxed as REITs under the Code. Although we have made such inquiries and performed such investigations as we have deemed necessary to fulfill our professional responsibilities as counsel, we have not undertaken an independent investigation of all of the facts referred to in this letter and the Certificate of Representations.

          This opinion is furnished to you solely for use in connection with the Registration Statement. We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the caption "Federal Income Tax Considerations" in the Registration Statement.

                              Very truly yours,

                              /s/ Rogers & Wells

                              Rogers & Wells

                                                EXHIBIT 23.3

Coopers
& Lybrand
                                                Coopers & Lybrand L.L.P.

                                                a professional services firm



                   CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of Chateau Communities, Inc. on Form S-3 of our report dated February 12, 1997, on our audits of the consolidated financial statements and financial statement schedule of Chateau Properties, Inc. as of December 31, 1996 and 1995, and for each of the three years ended December 31, 1996, 1995 and 1994, which report is incorporated by reference in the 1996 Annual Report on Form 10-K of Chateau Properties, Inc. We also consent to the reference to our Firm under the caption "Experts."


/s/ Coopers & Lybrand L.L.P.

COOPERS & LYBRAND L.L.P.


Detroit, Michigan
June 16, 1997


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